EXHIBIT 23
                                                                      ----------




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of Brunswick Technologies, Inc. on Forms S-8 (File Nos. 333-36921 and 333-47915) of our report dated February 11, 2000, relating to the consolidated financial statements, which report is included in this Annual Report on Form 10-K.



                                                  /S/ PRICEWATERHOUSECOOPERS LLP

Portland, Maine
March 29, 2000